Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill	Intangible Assets and Goodwill
As at December 31, 2020 and 2019, intangible assets consisted of acquired time-charter contracts with a weighted-average amortization period of 20.7 years from the date of acquisition. The carrying amount of intangible assets for the Partnership’s liquefied natural gas segment is as follows:

	December 31, 2020 $	December 31, 2019 $
Gross carrying amount	179,813	179,813
Accumulated amortization	(145,303)	(136,447)
Net carrying amount	34,510	43,366

Amortization expense associated with intangible assets was $8.9 million per year for each of the years ended December 31, 2020, 2019 and 2018. Amortization expense associated with intangible assets in each of the next five succeeding fiscal years is expected to be approximately $8.9 million (2021), $8.4 million (2022), $6.2 million (2023), $4.5 million (2024), and $1.5 million (2025).

The Partnership's carrying amount of goodwill as at December 31, 2020 and 2019 is as follows:

	December 31, 2020 $	December 31, 2019 $
Liquefied natural gas segment	31,921	31,921
Liquefied petroleum gas segment	2,920	2,920
Total	34,841	34,841
The Partnership conducts an impairment review annually or more frequently if facts and circumstances suggest goodwill may be impaired. For the year ended December 31, 2018, it was determined that the liquefied petroleum gas segment was impaired and an impairment charge of $0.8 million was recorded. The amount of the impairment charge was determined using a discounted cash flow valuation approach. The impairment charge is included in write-down of vessels and goodwill and gain (loss) on sales of vessels in the Partnership's consolidated statements of income. No impairment charge was recorded for the years ended December 31, 2020 and 2019.